Certain Transactions	12 Months Ended
Mar. 31, 2015
Related Party Transactions [Abstract]
Certain Transactions Disclosure [Text Block]

15. Certain Transactions

A small percentage (less than 1% in fiscal 2015, 2014 and 2013) of vegetables supplied to the Company’s New York packaging plants are grown by a director of Seneca Foods Corporation, which supplied the Company approximately $0.8 million, $1.1 million, and $1.2 million pursuant to a raw vegetable grower contract in fiscal 2015, 2014 and 2013, respectively.  The Chairman of the Audit Committee reviewed the relationship and determined that the contract was negotiated at arm's length and on no more favorable terms than to other growers in the marketplace